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                                                       Exhibit Number (10)(viii)
                                                       to 9/30/96 Form 10-Q

                                   AMENDMENT
                                      TO
                        THE NORTHERN TRUST CORPORATION
                       AMENDED 1992 INCENTIVE STOCK PLAN

     WHEREAS, Northern Trust Corporation (the "Corporation") adopted the Northern Trust Amended 1992 Incentive Stock Plan (the "Plan"), and reserved the right to amend the Plan; and

     WHEREAS, the Corporation deems it to be in its best interest to amend the Plan as described below;

     NOW, THEREFORE, IT IS RESOLVED that, pursuant to the power reserved to the Board of Directors of the Corporation under Section 15 of the Plan, the Plan be and hereby is amended, effective as of February 20, 1996, the date on which the Board adopted the resolutions authorizing the amendment, as follows:

          Section 6(g)(iii)(1) of the Plan is hereby amended by deleting the language in its entirety and replacing it with the following language:

       "(1) a merger or consolidation of the Corporation with one or more other corporations as a result of which the holders of the outstanding voting stock of the Corporation immediately prior to such merger or consolidation hold less than 60% of the voting stock of the surviving or resulting corporation,"

     This Amendment has been executed by the Corporation, by its duly authorized officer, on November 1, 1996 and attested by its Assistant Secretary.

                                                 NORTHERN TRUST CORPORATION

                                                 By:/s/ Peter L. Rossiter
                                                    ---------------------------
                                                    Executive Vice President

ATTEST:
/s/ Victoria Antoni
-----------------------------
Assistant Secretary